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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington , D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2015 (January 12, 2015)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee		38402-1148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 – Matters Related to Accountants and Financial Statements

        Item 4.02(a).        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report
                                     or Completed Interim Review.

        The principal business of First Farmers and Merchants Corporation (the “Corporation”) is conducted through its wholly owned subsidiary, First Farmers and Merchants Bank (the “Bank”). On January 12, 2015, the Audit Committee of the Bank’s board of directors (the “Audit Committee”) concluded, based on the recommendation of the Corporation’s management, that the Corporation’s financial statements at December 31, 2012 and 2013 (the “Financial Statements”) included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 5, 2014 (as amended, the “2013 Form 10-K”) should be restated to correct errors in accounting for the Corporation’s defined benefit post-retirement healthcare plan and should therefore not be relied on. The Corporation intends to file an Amendment No. 2 to the 2013 Form 10-K to correct the errors as soon as reasonably practicable. The Amendment No. 2 to the 2013 Form 10-K may also correct certain other immaterial errors in connection with the restatement.

        The facts requiring the restatement of the Financial Statements were identified by the Corporation’s management in the course of preparing the Corporation’s financial statements for the year ended December 31, 2014.

        The Corporation’s management and Audit Committee have discussed the matter disclosed in this Current Report on Form 8-K with representatives of BKD, LLP, the independent registered public accounting firm engaged by the Corporation to audit the consolidated financial statements of the Corporation and its subsidiaries for the years ended December 31, 2012 and 2013.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in the Corporation’s Annual Reports on Form 10-K, which have been filed with the Securities and Exchange Commission and are available on the Corporation’s website (www.myfirstfarmers.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

By: /s/ PATRICIA P. BEARDEN
Patricia P. Bearden
Treasurer

Date:  January 15, 2015